Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data (Unaudited) [Abstract]
Quarterly Financial Data
19.  Quarterly Financial Data (Unaudited)

	Operating Revenues	Operating Income	Income from Continuing Operations	Income from Discontinued Operations	Net Income
	(In millions)
2011
First Quarter(a)	$1,916.9	$377.3	$290.5	$50.4	$340.9
Second Quarter(b)	1,937.7	271.1	192.6	39.3	231.9
Third Quarter(c)	2,111.0	414.8	160.6	55.7	216.3
Fourth Quarter	1,923.4	494.1	423.2	56.1	479.3
2010
First Quarter(d)	$2,048.1	$246.5	$164.7	$62.7	$227.4
Second Quarter	1,884.4	409.9	307.1	58.0	365.1
Third Quarter	1,972.5	375.5	269.6	52.8	322.4
Fourth Quarter	1,833.8	428.1	350.5	61.7	412.2

	Limited Partners' Interest in:
	Income from Continuing Operations	Income from Discontinued Operations	Net Income
Limited Partners' income (loss) per unit:
2011
First Quarter	$0.02	$0.16	$0.18
Second Quarter	(0.31)	0.12	(0.19)
Third Quarter	(0.42)	0.17	(0.25)
Fourth Quarter	0.35	0.16	0.51
2010
First Quarter	$(0.29)	$0.21	$(0.08)
Second Quarter	0.70	0.18	0.88
Third Quarter	0.01	0.16	0.17
Fourth Quarter	0.23	0.19	0.42
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(a)
First quarter 2011 includes an $87.1 million increase in expense allocated to us from KMI and associated with a one-time special cash bonus payment paid to non-senior management employees in May 2011; however, we do not have any obligation, nor did we pay any amounts related to this expense.

(b)	Second quarter 2011 includes a $165.0 million increase in expense associated with rate case liability adjustments.
(c)
Third quarter 2011 includes a $167.2 million loss from the remeasurement of our previously held 50% equity interest in KinderHawk Field Services LLC to fair value, and a $69.3 million increase in expense primarily associated with rights-of-way lease payment liability adjustments.

(d)	First quarter 2010 includes a $158.0 million increase in expense associated with rate case liability adjustments.